UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                        DIGITAL BROADBAND NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                          0-25658                 84-1357927
(State or Other Jurisdiction   (Commission File No.)        (I.R.S. Employer
  of Incorporation)                                        Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Statement and Exhibits

     (c)  Exhibits

          99.1 Press Release dated May 15, 2003


Item 9. Regulation FD Disclosure.

On May 15, 2003, Digital Broadband Networks, Inc., a Delaware corporation, announced its unaudited financial results for the three months ended March 31, 2003 and certain other information, in conjunction with the filing of its quarterly report on Form 10-QSB. A copy of the press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor " language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic."

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DIGITAL BROADBAND NETWORKS, INC.
                               (Registrant)




Date: May 15, 2003         By:/s/Patrick Soon-Hock Lim
                              ------------------------------------
                              Patrick Soon-Hock Lim
                              Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.                 Description

99.1                        Press Release dated May 15, 2003